Exhibit 10.1

Final Form

VENATOR MATERIALS

2017 STOCK INCENTIVE PLAN

SECTION 1.    Purpose of the Plan.

The Venator Materials 2017 Stock Incentive Plan, as amended from time to time (the “Plan”), is intended to promote the interests of Venator Materials PLC, a public company limited by shares and incorporated under the laws of England and Wales (the “Company”), by encouraging Employees, Consultants and Directors to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders.  The Plan is also contemplated to enhance the ability of the Company and its Subsidiaries to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

The Plan (disregarding the Annex) is intended to satisfy the definition of “employees share scheme” for the purpose of section 1166 of the Companies Act; provided, however, that Annex A under which Consultants and Directors are eligible to benefit is not intended to satisfy the definition of an “employees share scheme” for the purpose of section 1166 of the Companies Act.

SECTION 2.    Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” shall mean an Option, Restricted Stock, Performance Award, Phantom Share, SAR, Bonus Stock, Dividend Equivalent, Substitute Award, or Other Stock-Based Award.

“Award Agreement” shall mean any written or electronic agreement, contract, instrument, or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant and shall also include any other written instrument (including any employment, severance, change of control or similar agreement or arrangement) that establishes any terms, conditions, restrictions and/or limitations applicable to Awards in addition to those established by this Plan and by the Committee’s exercise of its administrative powers, including any such instrument entered into prior to or following the Effective Date.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean Ordinary Shares granted as a bonus pursuant to Section 6(f).

“Change of Control” shall mean: (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events:  (i) the acquisition by any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act, other than the Company, an Affiliate of the Company or a Company employee benefit plan, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition by the Company of all or substantially all the Company’s assets (other than any such sale or disposition involving solely the Company and one or more Persons that are “affiliates” of the Company (within the meaning of Rule 12b-2 under the Exchange Act)); or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors; or (v) the approval by the Board or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company; or (c) with respect to all Awards: (i) a court-sanctioned compromise or arrangement between the Company and its shareholders under section 899 of the Companies Act, resulting in a change of Control of the Company; (ii) the obtaining by any Person (or group of Persons acting in concert) of Control of the Company as the result of making a general offer to (A) acquire all of the issued Ordinary Share capital of the Company, which is made on a condition that, if it is satisfied, such acquiring Person or Persons, as applicable, will have Control of the Company or (B) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; (iii) any Person (or group of Persons acting in concert) becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” shall mean the Board or any committee of the Board designated, from time to time, by the Board to act as the Committee under the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member (except to the extent administration of this Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code).

“Companies Act” shall mean the U.K. Companies Act of 2006, as amended.

“Consultant” shall mean any individual who is not an Employee or a Director and who provides consulting, advisory or other similar services to the Company or a Subsidiary.

“Control” shall have the same meaning as in section 995 of the U.K. Income Tax Act 2007.

“Covered Employee” shall mean an Employee who is designated by the Committee, at the time of grant of a Performance Award, as likely to be a “covered employee” within the meaning of section 162(m) of the Code.

“Director” shall mean any member of the Board who is not an Employee.

“Dividend Equivalent” shall mean a right, granted to an Employee under Section 6(g), to receive cash, Ordinary Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.

“Effective Date” shall mean August 1, 2017.

“Employee” shall mean any employee (whether or not also an officer) of the Company or a Subsidiary (having, for this purpose, the meaning given to it in Section 1159 of the Companies Act).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

“Fair Market Value” shall mean, as of any applicable date, the closing sales price for a Share on the New York Stock Exchange (or such other national securities exchange which constitutes the principal trading market for the Shares) for the applicable date as reported by such reporting service approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the last preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate, including in accordance with the Non-Qualified Deferred Compensation Rules.  In the event the Ordinary Shares are not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee, taking into account all factors the Committee deems appropriate, including without limitation the Non-Qualified Deferred Compensation Rules.

“Incentive Stock Option” or “ISO” shall mean an Option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” under section 422 of the Code or any successor provision thereto.

“Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

“Non-Employee Stock Incentive Plan” shall mean Annex A to the Plan, as amended from time to time.

“Non-Qualified Deferred Compensation Rules” shall mean the limitations or requirements of section 409A of the Code and the guidance and regulations promulgated thereunder.

“Non-Qualified Stock Option” or “NQO” shall mean an Option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an option entitling the holder to acquire Shares upon payment of the exercise price. Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan.

“Other Stock-Based Award” shall mean an Award granted under Section 6(i) of the Plan.

“Participant” shall mean any Employee who was granted an Award under the Plan that remains outstanding.

“Performance Award” shall mean any right granted under Section 6(c) of the Plan.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Personal Data” shall mean any personal information that could identify a Participant, including but not limited to, the Participant’s name, date of birth, home address, contact details (including any telephone number and e-mail address), National Insurance number (or equivalent), Awards under the Plan or awards under any other employee share scheme operated by the Company and any data collected as part of any documents the Participant completes when participating in the Plan.

“Phantom Shares” shall mean the right to receive Shares or cash equal to the Fair Market Value of such Shares, or any combination thereof, as determined by the Committee, at the end of a specified deferral period (which may or may not be coterminous with the Restricted Period of the Award), which is granted pursuant to Section 6(d) of the Plan.

“Qualified Member” shall mean a member of the Committee who is a “nonemployee director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Treasury regulation 1.162-27 under section 162(m) of the Code.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SAR” shall mean a stock appreciation right granted under Section 6(e) of the Plan that entitles the holder to receive the excess of the Fair Market Value of a Share on the relevant date over the exercise price of such SAR, with the excess paid in cash and/or in Shares in the discretion of the Committee, subject to the limitation on cash payments in Section 4(d).

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Shares” or “Ordinary Shares” shall mean the ordinary shares in the capital of the Company, $0.001 par value per share.

“Subsidiary” shall mean, except as where noted otherwise herein, any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, and any other entity in which the Company has an economic interest that is designated by the Committee as a Subsidiary for purposes of the Plan, except (i) with respect to the grant of an ISO, in which case the term Subsidiary shall mean any “subsidiary corporation” of the Company as defined in section 424 of the Code, or (ii) in the case of Options or SARs that are intended to comply with Treasury regulation 1.409A-1(b)(5)(i), in which case the term Subsidiary shall mean an entity in a chain of entities in which each entity has a “controlling interest” in another entity in the chain, starting with the Company.

“Substitute Award” shall mean an Award granted pursuant to Section 6(h) of the Plan.

“U.K. Participant” shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United Kingdom.

“U.S. Participant” shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United States.

SECTION 3.    Administration.

(a)                                 General. The Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (viii) amend any Award under the Plan as provided in Section 7(b); and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company and any of its Affiliates and Subsidiaries, any Participant, any holder or beneficiary of any Award, any stockholder and any other Person.  The Committee may, subject to any applicable law, regulatory, securities exchange or other similar restrictions, delegate to one or more officers of the Company the authority to grant Awards to Employees who are not, and whose family members are not, subject to section 16(b) of the Exchange Act (for this purpose “family members” include the brothers or sisters (whether by whole or half blood), spouse, ancestors, or lineal descendants of the Employee, and any spouse of any of the foregoing).  The Committee may impose such limitations and restrictions, in addition to any required limitations or restrictions, as the Committee may determine in its sole discretion.  Any Award granted pursuant to such a delegation shall be subject to all of the provisions of the Plan concerning such Award.

(b)                                 Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates or Subsidiaries operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company’s Affiliates or Subsidiaries shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a) below without the approval of the Company’s shareholders (to the extent required by applicable law and listing requirements); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange.  For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

SECTION 4.    Shares Available for Awards.

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares that may be issued with respect to Awards (including pursuant to the exercise of

Incentive Stock Options) under the Plan and the Non-Employee Stock Incentive Plan shall be 12,750,000 Ordinary Shares.  To the extent an Award has been or is settled with the delivery of Shares, such Shares shall not be available for issuance under future Awards under the Plan and the Non-Employee Stock Incentive Plan.  If an Award is surrendered, exchanged, forfeited, settled in cash or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, including (i) Shares forfeited with respect to Restricted Stock that are not acquired into the Company’s treasury shares or are cancelled, (ii) Shares repurchased by the Company in accordance with Section 6(b) at the same price paid by the Participant; or (iii) the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to Awards, then the Shares covered by such Award, to the extent of such surrender, exchange, forfeiture, expiration, lapse, termination, cancellation or payment in cash, shall again be Shares that may be issued with respect to Awards granted under the Plan and the Non-Employee Stock Incentive Plan. Notwithstanding the foregoing provisions, if any such Shares could not again be available for Awards to a particular Covered Employee under applicable law or regulation, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(b)                                 Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may, to the extent permitted by the laws of England and Wales, consist in whole or in part of authorized and unissued Shares, treasury shares or shares acquired by or gifted to the trustees of an employee benefit trust established in connection with the Plan.

(c)                                  Anti-dilution Adjustments.  With respect to any “equity restructuring” event (such as a stock dividend, stock split, reverse stock split or similar event with respect to Shares) that could result in an additional compensation expense to the Company pursuant to the provisions of the Financial Accounting Standards Board, Accounting Standards Codification, Topic 718—Stock Compensation, as the same may be amended or superseded from time to time (“ASC Topic 718”), if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Shares (or other securities or property) covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.  In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment to the maximum number and the type of Shares (or other securities or property) with respect to which Awards may be granted under the Plan and the Non-Employee Stock Incentive Plan after such event as provided in Section 4(a) and the individual participant annual grant limits with respect to Awards (other than dollar-denominated Awards) as provided in Section 4(d).  Any such adjustments pursuant to this Section 4(c) shall be evidenced by written addendums to the Plan and Award Agreements prepared by the Company and, with respect to Options, shall be in accordance with the Treasury regulations concerning Incentive Stock Options.

(d)                                 Individual Participant Limits.  Subject to adjustment as provided in Section 4(c), the maximum number of Share-denominated Awards that may be granted under the Plan and the

Non-Employee Stock Incentive Plan to any individual during any calendar year during any part of which this Plan is in effect shall not relate to more than 3,000,000 Ordinary Shares.  The maximum amount of dollar-denominated Awards that may be granted to any individual during any calendar year may not exceed $15,000,000.

SECTION 5.    Eligibility.

Any Employee shall be eligible to be designated a Participant by the Committee. Awards may also be granted under an Annex or sub-plan to the Plan. Directors and Consultants are not eligible to be granted Awards under the main rules of the Plan, and shall only be eligible to participate in Awards granted under Annex A to the Plan.

SECTION 6.    Awards.

(a)                                 Options.  Subject to the provisions of the Plan, the Committee shall have the authority to determine Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

(i)                                     Exercise Price.  The exercise price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted; provided, however, that except with respect to a Substitute Award, the exercise price shall not be less than the Fair Market Value per Share on the effective date of such grant, and provided, further, however, that the exercise price of any Option, including a Substitute Award, shall not be lower than the par value per Share on the effective date of such grant.

(ii)                                  Time and Method of Exercise.  The Committee shall determine and provide in the Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already-owned by the Participant, a “cashless-broker” exercise (through procedures approved by the Company), other securities or other property, a note (to the extent permitted by applicable law), a withholding or “netting” of Shares from the Option if it is not an Incentive Stock Option, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.  An Option may not be exercised on or after the earliest of the following to take place:

(A)                               the date falling 10 years following grant;

(B)                               the expiry of the period of six months following a Change of Control falling within paragraphs c(i) or (ii) of its definition; and

(C)                               the expiry of the period during which any Person (or groups of Persons acting in concert) is bound or entitled under Sections 979 to 982 or

Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

(iii)                               Incentive Stock Options.  No Incentive Stock Option may be granted unless or until the requirements of Section 422(b)(i) of the Code has been met.  An Incentive Stock Option may be granted only to an Employee who is an employee of the Company or any parent or subsidiary corporation (as defined in section 424 of the Code) at the time the Option is granted and must be granted within 10 years from the date the Plan was approved by the Board or the stockholders of the Company, whichever is earlier.  To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, or such Options fail to constitute Incentive Stock Options for any reason, such purported Incentive Stock Options shall be treated as Non-Qualified Stock Options.  The Committee shall determine, in accordance with applicable provisions of the Code, Treasury regulations and other administrative pronouncements, which of a Participant’s purported Incentive Stock Options do not constitute Incentive Stock Options and shall notify the Participant of such determination as soon as reasonably practicable after such determination.  No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Ordinary Shares subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.  An Incentive Stock Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by such Participant or the Participant’s guardian or legal representative.  The terms of any Incentive Stock Option granted under the Plan shall comply and be interpreted consistently in all respects with the provisions of section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

(iv)                              Forfeiture.  Unless otherwise specified in the applicable Award Agreement, upon a Participant’s termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant’s Options as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant’s Options as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such Options which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant’s Options.

(b)                                 Restricted Stock.  The Committee shall have the authority to grant Awards of Restricted Stock to Employees upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Plan.

(i)                                     Terms and Conditions.  Each Restricted Stock Award shall be subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant, which conditions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee may determine. During the Restricted Period, the Participant shall have such rights of ownership in or with respect to the Restricted Stock as set forth in the Award Agreement, subject to Section 6(b)(ii) below concerning dividends.

(ii)                                  Dividends.  Unless otherwise specified in the applicable Award Agreement, dividends and distributions made with respect to a share of Restricted Stock shall be held by the Company in a bookkeeping account for the Participant (credited either as cash (without interest) or as Phantom Shares), which account shall be subject to the same vesting and forfeiture restrictions as the share of Restricted Stock with respect to which such dividends and distributions are made.

(iii)                               Registration.  Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)                              Forfeiture.  Unless otherwise specified in the applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during an applicable Restricted Period, all Restricted Stock subject to such Restricted Period shall (at the direction of the Committee) be transferred by the Participant to the company or to a person nominated by the Company, in either case, at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant’s Restricted Stock if such termination of service is (x) due to the Participant’s death, disability, or retirement, or (y) an involuntary termination by the Company or Subsidiary other than for “cause,” or a termination by the Participant for a “good reason,” as such terms are defined in the Award Agreement or an employment or severance agreement with (or a plan of) the Company or a Subsidiary, (the foregoing collectively being a “Permitted Waiver Event”); provided, however, if the Award is to a Covered Employee and intended to qualify as “performance-based compensation” under section 162(m) of the Code, such waiver may be only upon a termination due to death or disability or a Change of Control of the Company or other event permitted under section 162(m) of the Code.

(v)                                 Transfer Restrictions.  During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with section 83 of the Code if section 83 is applicable to such award and the Participant is a U.S. Participant.

(c)                                  Performance Awards.  The Committee shall have the authority to determine the Employees who shall receive a Performance Award, pursuant to which the right of such individual to receive a grant, or to exercise or receive settlement, of any Award available under this Plan, and the timing thereof, may be subject to performance objectives as specified by the Committee.  In addition, a Performance Award may be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment upon the achievement of such performance objectives during such Restricted Periods as the Committee shall establish with respect to the Award.

(i)                                     Terms and Conditions.  Subject to the terms of the Plan (including, without limitation, Section 6(j)(vi) of the Plan) and any applicable Award Agreement, the Committee shall determine the performance objectives to be achieved during the applicable Restricted Period, the length of the Restricted Period, the number of Shares or the amount of cash subject to any Performance Award and the amount of any payment to be made upon achievement of the performance objectives applicable to any Performance Award.

(ii)                                  Performance Awards to Covered Employees.  If the Committee determines that a Performance Award to be granted to an Employee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of section 162(m) of the Code, the performance objectives for such Performance Award shall consist of one or more performance criteria set forth in Section 6(j)(viii) of this Plan. Performance objectives applicable to such a Performance Award shall be objective and shall otherwise meet the requirements of section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee resulting in the achievement of performance objectives be “substantially uncertain” at the time the Committee actually establishes the performance objectives.  Performance objectives shall be established not later than 90 days after the beginning of any Restricted Period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code.  The Committee may establish a Performance Award pool, which shall be an unfunded pool based upon the achievement of performance objectives related to one or more of the performance criteria set forth in Section 6(j)(viii) hereof, for purposes of measuring the performance of the Company in connection with such Performance Awards.  All determinations by the Committee with respect to Awards that are intended to constitute “performance-based compensation” within the meaning of section 162(m) of the Code shall be made in writing.  The Committee may not delegate any responsibility relating to such Performance Awards.

(iii)                               Payment of Performance Awards.  Performance Awards are earned as of the date the Committee determines the applicable performance objectives have been satisfied.  Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments promptly as of or following the date the Committee determines the applicable performance objectives have been satisfied, in accordance with procedures established by the Committee with respect to such Award.  The Committee may exercise its discretion to reduce or increase the amounts payable under any Performance Awards, except with respect to Performance Awards to Covered Employees that are intended to qualify as “performance-based compensation” under section 162(m) of the Code, in which case, the Committee may, in its discretion, reduce the amount of settlement otherwise to be made in connection with such Performance Awards but may not exercise discretion to increase any such amount.

(iv)                              Forfeiture.  Unless otherwise specified in the applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during the applicable Restricted Period, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all Performance Awards shall be forfeited by the Participant.  However, the Committee may, when it finds that a waiver upon a Permitted Waiver Event would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant’s Performance Award; provided, however, if the Award to a Covered Employee is intended to qualify as “performance-based compensation” under section 162(m) of the Code, such waiver may be only upon a termination due to death or disability or a Change of Control of the Company or other event permitted under section 162(m) of the Code.

(d)                                 Phantom Shares.  The Committee shall have the authority to grant Awards of Phantom Shares to Employees upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Plan.

(i)                                     Terms and Conditions.  Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof, to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant.  The Participant shall not have any rights of ownership in or with respect to the Phantom Shares. Phantom Shares shall be earned upon the lapse of the Restricted Period and shall be settled upon expiration of a specified deferral period (which may or may not be coterminous with the Restricted Period).  The Committee shall cause the corresponding number of Shares to be issued or transferred, or shall cause the corresponding amount to be paid promptly thereafter. The Company may also grant Phantom Share Awards in the form of “restricted stock unit” awards.

(ii)                                  Dividend Equivalents.  Unless otherwise specified in the applicable Award Agreement, with respect to a Phantom Share, the economic equivalent of all dividends and other distributions paid on a Share during the Restricted Period shall be credited by the Company in a cash bookkeeping account (without interest) or in additional Phantom Shares, which account shall be subject to the same vesting and forfeiture restrictions as the related Phantom Share.

(iii)                               Forfeiture.  Unless otherwise provided in an applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during the applicable Restricted Period, all Phantom Shares subject to such Restricted Period shall be forfeited by the Participant.  Notwithstanding the foregoing, the Committee may, when it finds that a waiver upon a Permitted Waiver Event would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant’s Phantom Shares; provided, however, if the Award to a Covered Employee is intended to qualify as “performance-based compensation” under section 162(m) of the Code, such waiver may be only upon a termination due to death or disability or a Change of Control of the Company or such other event permitted by section 162(m) of the Code.

(e)                                  SARs.  The Committee shall have the authority to determine the Employees to whom SARs shall be granted, the number of SARs to be granted, the exercise price and the conditions and limitations applicable to the exercise of the SAR, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan (including Section 6(j)(vi) of the Plan).  SARs may be granted in tandem with or separately from an Option.

(i)                                     Exercise Price.  The exercise price per SAR shall be determined by the Committee at the time the SAR is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant.

(ii)                                  Time of Exercise.  The Committee shall determine and provide in the Award Agreement the time or times at which an SAR may be exercised in whole or in part.  The maximum term for an SAR shall be 10 years.

(iii)                               Method of Payment.  Unless provided in the Award Agreement, the Committee shall determine, in its discretion, whether the SAR shall be paid in cash, shares of Ordinary Shares or a combination thereof.

(iv)                              Forfeiture.  Unless otherwise provided in an applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant’s SARs as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant’s SARs as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such SARs which remain unexercised shall be forfeited.  However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant’s SARs.

(f)                                   Bonus Stock.  The Committee is authorized to grant Ordinary Shares as a bonus, or to grant Ordinary Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Bonus Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act.  Bonus Stock or other Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee, including Section 6(j)(vi) of the Plan.  In the case of any grant of Ordinary Shares to an officer of the Company or any of its Subsidiaries in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g)                                  Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to an Employees entitling the Participant to receive cash, Ordinary Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)                                 Substitute Awards.  Awards may be granted under the Plan in substitution of similar awards held by individuals who become Employees as a result of a merger, consolidation or acquisition by the Company or a Subsidiary of another entity or the assets of another entity.  Such Substitute Awards, if an Option or SAR, may have an exercise price less than the Fair Market Value of a Share on the date of such substitution, to the extent necessary to preserve the value of the award, and will become exercisable upon the lapse of the Restricted Period.  Such Substitute Awards, if Restricted Stock or Phantom Shares, shall be earned by the Participant, and promptly issued, transferred, or paid, upon the lapse of the Restricted Period or other specified deferral period.

(i)                                     Other Stock-Based Award.  The Committee may also grant to Employees an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Plan, which may include convertible or exchangeable debt securities, other rights convertible or exchangeable into Ordinary Shares, purchase rights for Ordinary Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Ordinary Shares or the value of securities of or the performance of specified Subsidiaries of the Company.  Subject to the terms of the Plan, the Committee shall determine the terms and conditions, including any vesting terms and/or performance objectives, of any such Other Stock-Based Award.  Cash awards, as an element of or supplemental to any other Award under this Plan, may also be granted pursuant to this Section 6(i).

(j)                                    General.

(i)                                     Award Agreements.  An Award Agreement may be delivered to each Participant to whom an Award is granted.  The terms of the Award Agreement shall be as determined by the Committee, so long as they are consistent with the Plan.

(ii)                                  Awards May Be Granted Separately or Together.  Subject to Section 7(a), Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, or in substitution or exchange for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary.  Such additional, tandem and substitute or exchanged Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.

(iii)                               Limits on Transfer of Awards.

(A)                               Except as provided in paragraph (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or if permissible under applicable law, by the Participant’s guardian or legal representative as determined by the Committee.

(B)                               Except as provided in paragraph (C) below or in a qualified domestic relations order, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant in any manner (whether for value or other consideration) other than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.

(C)                               To the extent specifically approved in writing by the Committee, an Award (other than an Incentive Stock Option) may be transferred to immediate family members or related family trusts, limited partnerships or similar family entities on such terms and conditions as the Committee may establish or approve.

(iv)                              Terms of Awards, Minimum Vesting.  The term of each Award shall be for such period as may be determined by the Committee, provided the term of an Option and SAR shall be limited as provided in Sections 6(a)(ii) and (iii) and Section 6(e)(ii), respectively.  The minimum vesting or forfeiture restriction period with respect to Awards that are Options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Stock determined as of the date of grant shall be one year, subject to the Committee’s authority pursuant to Sections 6(a)(iv), 6(b)(iv), 6(c)(iv), 6(d)(iii), 6(e)(iv), 6(j)(x), and 7 of the Plan in the event of a Participant’s termination of employment or service or upon the occurrence of certain events; provided, that the foregoing one-year minimum vesting or forfeiture restriction period shall not apply to the grant of any such Awards with respect to an aggregate number of Shares that does not exceed 5% of the total share pool specified in Section 4(a)(1) hereof.

(v)                                 Share Certificates.  All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the

Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(vi)                              Consideration for Awards.  Awards may be granted for no cash consideration or for such consideration as the Committee determines, including, without limitation, such minimal cash consideration as may be required by applicable law or regulation. In the event that the Committee determines that an applicable law or regulation requires a Participant to provide consideration to the Company in connection with the grant, vesting or settlement of an Award, the Award Agreement shall set forth the terms and conditions of such consideration required of the Participant, which shall not be greater than the par value per Share underlying the Award. Such consideration shall be paid by the Participant in cash, or the Company may deduct the applicable amount from other cash compensation owed to the Participant.

(vii)                           Delivery of Shares or other Securities and Payment by Participant of Consideration.  No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.  Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

(viii)                        Performance Criteria. The Committee shall establish performance goals applicable to those Awards that are intended by the Committee to qualify as “performance-based compensation” as described in section 162(m)(4)(C) of the Code, where such goals are required in order to so comply.  Such performance goals shall be established based upon one or more of the following performance criteria: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization (“EBITDA”); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) Share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG)

objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions.  Such goals (other than stock price and earnings per share) may be expressed in terms of the Company, a Subsidiary, a parent, department, division, business unit, or product, as determined by the Committee, and may be absolute, relative to one or more other companies, or relative to one or more indexes.  A performance goal need not be based upon an increase or positive result under a business criterion and may, for example, be based upon limiting economic losses or maintaining the status quo.  Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee, in its sole discretion, at the time of grant.  To the extent consistent with section 162(m) of the Code with respect to Awards intended to constitute “performance-based compensation,” the Committee (A) shall appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements; and (B) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (1) asset write-downs, (2) litigation, claims, judgments or settlements, (3) the effect of changes in tax law or other such laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs, or (5) accruals of any amounts for payment under this Plan or any other compensation arrangement maintained by the Company.

(ix)                              Change of Control.  Unless otherwise provided for in an Award Agreement and subject to Section 6(j)(x) below, upon a Change of Control, all then-outstanding Awards shall vest in accordance with Section 6(j)(ix)(A) below, except to the extent that another Award meeting the requirements of Section 6(j)(ix)(B) (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”).

(A)                               Change of Control Vesting.  Upon a Change of Control, a Participant’s then-outstanding Awards that are not vested and (1) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (2) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (a) actual performance against the stated performance objectives as of the date of the Change of Control or (b) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

(B)                               Replacement Awards.  An Award shall meet the conditions of this Section 6(j)(ix)(B) (and hence qualify as a Replacement Award) if: (1) it is of the same type as the Replaced Award (or, it is of a different type than the Replaced Award, provided that the Committee, as constituted immediately prior to the Change of Control, finds such type acceptable); (2) it has an intrinsic value at least equal to the value of the Replaced Award; (3) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; (4) its terms and conditions comply with the terms of this Section 6(j)(ix)(B) set forth below; and (5) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 6(j)(ix)(B) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value. Upon an involuntary termination of service of a Participant occurring at any time following the Change of Control, other than for cause, all Replacement Awards held by the Participant (a) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (b) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (i) actual performance against the stated performance objectives as of the date of the Change of Control or (ii) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

(x)                                 Unusual Transactions or Events.  In the event of any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reorganization, merger, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other corporate transaction or event or any unusual or nonrecurring transactions or events (including without limitation a Change of Control) affecting the Company, any affiliate of the Company, or the financial statements of the

Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions (unless the discretion to take such action would cause an Award to a Covered Employee to not qualify as “performance-based compensation” under section 162(m) of the Code if intended to so qualify):

(A)                               To provide for either (i) the termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property of substantially equivalent value selected by the Committee in its sole discretion;

(B)                               To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)                               To make adjustments in the number and type of shares of Ordinary Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future, provided that, with respect to outstanding Awards such adjustments shall result in substantially equivalent value to the affected Participants; and

(D)                               To provide that such Award shall be exercisable (within such period of time as the Committee may specify, for example, but not by way of limitation, in connection with a Change of Control, the Committee may specify that unexercised, vested Options or SARs terminate upon consummation of the Change of Control), or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement.

Notwithstanding the foregoing, with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant ASC Topic 718, the provisions in Section 4(c) shall control to the extent they are in conflict with the discretionary provisions of this Section 6(j)(x).

SECTION 7.    Amendment and Termination.

Except to the extent prohibited by applicable law:

(a)                                 Amendments to the Plan.  The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person (but stockholder approval will be required to the extent required by applicable law or listing requirements); provided, however, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would (i) increase the total number of Shares that may be issued under Awards (including ISOs) granted under the Plan, except as provided in Sections 4(c) and 6(j)(x) of the Plan, (ii) increase the class of individuals eligible to receive Awards under the Plan or (iii) materially increase the benefits available under the Plan.  In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) and except as provided in Section 6(j)(x) of this Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.  Notwithstanding the foregoing, without the consent of an affected Participant, no Board or Committee action pursuant to this Section 7(a) may materially or adversely affect the rights of such Participant under any previously granted and outstanding Award.

(b)                                 Amendments to Awards.  Subject to Section 7(a) above and any express restrictions in the Plan concerning the acceleration of the vesting of Awards, the Committee may accelerate or waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that, subject to Section 7(c) below, no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant.  Notwithstanding the foregoing, and subject to Section 7(c) below, (i) with respect to any Award to a Covered Employee that is intended to qualify as “performance-based compensation” under section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify, and (ii) no acceleration of the terms of payment of any Award that provides for a deferral of compensation under the Non-Qualified Deferred Compensation Rules shall be authorized if such acceleration would subject a Participant to additional taxes under the Non-Qualified Deferred Compensation Rules.

(c)                                  Amendments to Preserve or Achieve Tax Treatment and Comply with Law.  Notwithstanding Section 7(b) above, the Board or the Committee may amend or alter any terms of any outstanding Award as it deems advisable in order to preserve or achieve its intended tax treatment or to comply with applicable law, provided that such amendments or alterations shall result in substantially equivalent value to the affected Participants.

(d)                                 Substantially Equivalent Value.  With respect to amendments, alterations, or adjustments of any Award, “substantially equivalent value” may be determined without consideration of any tax consequences of the amendment, alteration, or adjustment.

SECTION 8.    General Provisions.

(a)                                 No rights to Awards.  No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

(b)                                 Tax Matters.

(i)                                     The Company or any Subsidiary are, to the extent permitted by applicable law, authorized to withhold from any Award, from any payment of cash due or issuance or transfer of Shares made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Shares, or other property) equal to any applicable taxes for which the Company or Subsidiary is or may be held liable (or which the Company or Subsidiary, as applicable, reasonably believes it is or may be held liable) in respect of the Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under the Award and to take such other action as may be necessary in the opinion of the Company or Subsidiary to satisfy all of its obligations for the payment of such taxes.  In addition, the Committee may provide, in an Award Agreement, that the Participant may direct the Company to satisfy such Participant’s tax withholding obligations through the withholding of Shares otherwise to be acquired upon the exercise or payment of such Award; provided, that, in such case, the number of Shares that shall be so withheld shall be limited to the number of Shares having an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax withholding obligations determined based on an amount that is up to the applicable maximum statutory tax withholding requirements; provided, that the exercise of such discretion by the Committee would not cause an Award otherwise classified as an equity award under ASC Topic 718 to be classified as a liability award under ASC Topic 718.

(ii)                                  To the extent permitted by applicable law, the Committee may upon grant of an Award specify that a U.K. Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into an agreement with the Company or any of its Affiliates, as applicable, to allow the Company or any of its Affiliates, as applicable, to recover any applicable Class 1 (secondary) employer’s National Insurance contributions liability relating to the exercise or vesting of the Award or to enter into a joint election with the Company or any of its Affiliates, as applicable, that such National Insurance contributions liability shall be borne by the Participant.

(iii)                               The Committee may upon grant of an Award direct that a Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into such tax elections, in such manner and in such time periods, as the Company or relevant Subsidiary may reasonably require.

(iv)                              Notwithstanding any provision of this Plan, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties of any kind and with respect to any tax jurisdiction that may be imposed on or for the account of such Participant in connection with the Plan.

(c)                                  No Right to Employment or Retention.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or under any other service contract with the Company or any Subsidiary, or to remain on the Board.  Further, the Company or a Subsidiary may at any time dismiss a Participant from employment or terminate any contractual agreement or relationship with any Consultant, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, in any Award Agreement or any other agreement or contract between the Company or a Subsidiary and the affected Participant.  If a Participant’s employer ceases to be a Subsidiary, such Participant’s Award or Awards shall continue in full force and effect as if the Participant’s employer were still a Subsidiary, unless and until the Committee, within its discretion, adjusts the Participant’s Award or Awards in any of the manners described in Section 6(j)(x)(A) through (D).

(d)                                 Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law, without application of the conflicts of law principles thereof.

(e)                                  Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.  If such amendment or striking of such provision adversely affects the value of the Award, the Committee shall cause appropriate action to be taken to provide the affected Participant with substantially equivalent value to the Award in question.

(f)                                   Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant) and, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

(g)                                  No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Subsidiary. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(h)                                 Section 409A.  With respect to any Award that is subject to section 409A of the Code, notwithstanding anything in the Plan or the Award Agreement to the contrary such Award shall be construed as necessary to comply with the Non-Qualified Deferred Compensation Rules, including, but not limited to, (i) compensation under such Award may not be distributed earlier than as permitted in section 409A(2) of the Code, (2) the time or schedule of payment of such Award may not be accelerated except as provided in the Treasury regulations under section 409A, and (3) no compensation under such Award may be deferred at the Participant’s election or by the Company except as permitted by Code section 409A. Notwithstanding the preceding sentence or any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Non-Qualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (A) the date of the Participant’s death, or (B) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date.  Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date.

(i)                                     No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(j)                                    Headings.  Headings are given to the Section and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(k)                                 Undertakings of Certain Subsidiaries.  The Subsidiaries who otherwise agree to the terms of the Plan shall, upon request of the Company, fund the cash portion of any Award for a Participant who is an Employee or Consultant of such Subsidiary.

(l)                                     Clawback.  This Plan is subject to any written clawback policies the Company, with the approval of the Board, may adopt.  Any such policy may subject a Participant’s rights and benefits under this Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy, adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated thereunder by the SEC, and that the Company determines should apply to this Plan.

(m)                             Establishment of Sub-Plans.  The Committee may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements or appendices to the Plan setting forth (i) such limitations on the Committee’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All such supplements or appendices so established will be deemed to be part of the Plan, but each supplement or appendix will apply only to Participants within the affected jurisdiction (as determined by the Committee).

SECTION 9.    Data Protection.

(a)                                 The Company and the Committee may process certain Personal Data (whether provided in any documents that the Participant completes in order to participate in the Plan or sourced from the Participant’s employment with the Company or any Subsidiaries) about Participants in connection with the Plan.  For the purpose of this Section 9, references to the “Company” shall include any Subsidiary and/or Company Affiliate that employs the Participant from time to time).  This Section 9 sets out:

(i)                                     the Personal Data that the Company and the Committee will hold; and

(ii)                                  the purposes for which the Company and the Committee will hold and use that Personal Data.

(b)                                 A Participant shall be required to disclose Personal Data in order to receive an Award.  Disclosure may occur pursuant to an Award Agreement or in connection with the administrative processes used by the Company in order to populate the Award Agreement and administer the Award.  If a Participant does not disclose the Personal Data which is required by the Company or the Committee in order to comply with the Plan, the Company and the Committee may not be able to grant an Award to the Participant.

(c)                                  The Company and the Committee may collect, use and process Personal Data about a Participant in order to administer or otherwise give effect to the Plan including for the following purposes:

(i)                                     to correspond with the Participant and discuss the Plan with the Participant;

(ii)                                  to carry out the Participant’s obligations arising from any contracts entered into between the Participant, the Committee and/or the Company;

(iii)                               holding, administering and maintaining Participant records, including, but not limited to, details of the Participant’s Awards;

(iv)                              to support and assist any third parties with whom the Committee or the Company may share the Personal Data of Participants to manage and administer the Plan;

(v)                                 to manage and administer the relationship between the Participant and the Committee and the Company;

(vi)                              to comply with legal obligations of the Company and the Committee and to comply with instructions the Company and the Committee may receive from any regulatory bodies or tax authorities;

(vii)                           to provide information to the Company, the Committee, trustees of any employee benefit trust, registrars, brokers or any administrators of the Plan; and

(viii)                        to provide information to bona fide prospective purchasers or merger partners of the Company (including advisers to such prospective purchasers or merger partners), or the business in which the Participant works.

(d)                                 The Company and the Committee may, in order to administer or otherwise give effect to the Plan, from time to time share the Personal Data of Participants with:

(i)                                     any Company Affiliate or any Subsidiary of the Company that does not employ the Participant;

(ii)                                  advisers, brokers or registrars engaged by the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant; and/or

(iii)                               any third parties that provide services to the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant.

(e)                                  The Company and the Committee will process the Personal Data of Participants in order to:

(i)                                     pursue their legitimate interests of administering, or otherwise giving effect to, the Plan; and/or

(ii)                                  fulfill their respective obligations as necessary for the performance of a contract with the Participant (or another Person), or in preparation of entering into a contract with the Participant (or another Person).

(f)                                   The Committee will not retain any Personal Data of Participants relating to the Plan.  Any Personal Data of Participants relating to the Plan will be stored by the Company until termination of the Plan.

(g)                                  Where the Company and/or the Committee share with, or transfer to, any person the Personal Data of Participants and that person is located outside the European Economic Area, the Company and/or the Committee will ensure that there are in place adequate safeguards for such information, including, entering into model contract clauses which have been approved by the European Commission.  Copies of such agreements can be obtained by request from Nina Nandelstaedt at the Company.

(h)                                 The privacy compliance manager for the Company (and contact details) are: Nina Nandelstaedt (email: Nina_Nandelstaedt@venatorcorp.com; telephone: +49 20 6622 2206).

(i)                                     Participants have a number of rights in respect of the use by the Company and the Committee of their Personal Data.  These include:

(i)                                     the right to object to direct marketing;

(ii)                                  the right (subject to certain exclusions) to receive a copy of Personal Data held by the Committee and the Company; and

(iii)                               from 25 May 2018, the following rights:

(A)                               the right to be forgotten;

(B)                               the right to restrict the use of his/her Personal Data by the Company and the Committee;

(C)                               the right to object to the way his/her Personal Data is used; and

(D)                               the right to object to profiling and automated decision making.

Participants who would like any further information about their rights or how to exercise them, should contact Nina Nandelstaedt.

(j)                                    Participants who are unhappy about the use of Personal Data by the Company or the Committee may make a complaint to the Information Commissioner.  Further information can be found at https://ico.org.uk.

SECTION 10.    Effective Date of Plan.

This Plan shall become effective as of the Effective Date, subject to approval by the stockholders of the Company as necessary pursuant to applicable laws.

SECTION 11.    Term of the Plan.

No Award shall be granted under this Plan prior to the date this Plan is approved by the stockholders of the Company.  If so approved, the Plan shall continue until the earliest of (i)

August 1, 2027, (ii) the date the Board terminates the Plan, and (iii) the date Shares are no longer available for Awards under the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

ANNEX A

VENATOR MATERIALS

2017 STOCK INCENTIVE PLAN

NON-EMPLOYEE STOCK INCENTIVE PLAN

SECTION 1.    Purpose of the Non-Employee Stock Incentive Plan.

This Annex to the Venator Materials 2017 Stock Incentive Plan (as adopted by Venator Materials PLC, a public company limited by shares and incorporated under the laws of England and Wales (the “Company”), effective August 1, 2017, and amended from time to time) (“Annex A” or the “Non-Employee Stock Incentive Plan”) governs the grant of Awards to (1) Directors and (2) Consultants.

SECTION 2.    Definitions.

As used in the Non-Employee Stock Incentive Plan, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” shall mean an Option, Restricted Stock Award, Performance Award, Phantom Share, SAR, Bonus Stock Award, Dividend Equivalent, Substitute Award, or Other Stock-Based Award.

“Award Agreement” shall mean any written or electronic agreement, contract, instrument, or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant and shall also include any other written instrument (including any employment, severance, change of control or similar agreement or arrangement) that establishes any terms, conditions, restrictions and/or limitations applicable to Awards in addition to those established by this Non-Employee Stock Incentive Plan and by the Committee’s exercise of its administrative powers, including any such instrument entered into prior to or following the Effective Date.

“Board” shall mean the Board of Directors of the Company.

“Bonus Stock” shall mean Ordinary Shares granted as a bonus pursuant to Section 6(f) hereof.

“Change of Control” shall mean: (a) with respect to an Award that is subject to section 409A of the Code, the occurrence of any event which constitutes a change of control under section 409A of the Code, including any regulations promulgated pursuant thereto; and (b) with respect to any other Award, the occurrence of any of the following events:  (i) the acquisition by any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act, other than the Company, an Affiliate of the Company or a Company employee benefit plan, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (ii) the consummation of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which Persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 20% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities in substantially the same proportions as their ownership immediately prior to such event; or (iii) the sale or disposition by the Company of all or substantially all the Company’s assets (other than any such sale or disposition involving solely the Company and one or more Persons that are “affiliates” of the Company (within the meaning of Rule 12b-2 under the Exchange Act)); or (iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors; or (v) the approval by the Board or the stockholders of the Company of a complete or substantially complete liquidation or dissolution of the Company; or (c) with respect to all Awards: (i) a court-sanctioned compromise or arrangement between the Company and its shareholders under section 899 of the U.K. Companies Act 2006, resulting in a change of Control of the Company; (ii) the obtaining by any Person (or group of Persons acting in concert) of Control of the Company as the result of making a general offer to (A) acquire all of the issued Ordinary Share capital of the Company, which is made on a condition that, if it is satisfied, such acquiring Person or Persons, as applicable, will have Control of the Company or (B) acquire all of the shares in the Company which are of the same class as the Ordinary Shares; (iii) any Person (or group of Persons acting in concert) becoming bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

“Committee” shall mean the Board or any committee of the Board designated, from time to time, by the Board to act as the Committee under the Non-Employee Stock Incentive Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member (except to the extent administration of this Non-Employee Stock Incentive Plan by “outside directors” is not then required in order to qualify for tax deductibility under section 162(m) of the Code).

“Companies Act” shall mean the U.K. Companies Act of 2006, as amended.

“Consultant” shall mean any individual who is not an Employee or a Director and who provides consulting, advisory or other similar services to the Company or a Subsidiary.

“Control” shall have the same meaning as in section 995 of the U.K. Income Tax Act 2007.

“Director” shall mean any member of the Board who is not an Employee.

“Dividend Equivalent” shall mean a right, granted under Section 6(g) hereof, to receive cash, Ordinary Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.

“Effective Date” shall mean August 1, 2017.

“Employee” shall mean any employee (whether or not also an officer) of the Company or a Subsidiary (having, for this purpose, the meaning given to it in Section 1159 of the Companies Act).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations thereunder.

“Fair Market Value” shall mean, as of any applicable date, the closing sales price for a Share on the New York Stock Exchange (or such other national securities exchange which constitutes the principal trading market for the Shares) for the applicable date as reported by such reporting service approved by the Committee; provided, however, that if Shares shall not have been quoted or traded on such applicable date, Fair Market Value shall be determined based on the last preceding date on which they were quoted or traded, or, if deemed appropriate by the Committee, in such other manner as it may determine to be appropriate, including in accordance with the Non-Qualified Deferred Compensation Rules.  In the event the Ordinary Shares are not publicly traded at the time a determination of its Fair Market Value is required to be made hereunder, the determination of Fair Market Value shall be made in good faith by the Committee, taking into account all factors the Committee deems appropriate, including without limitation the Non-Qualified Deferred Compensation Rules.

“Incentive Stock Option” or “ISO” shall mean an Option intended to qualify as an “incentive stock option” under section 422 of the Code or any successor provision thereto.

“Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Effective Date, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors.

“Non-Employee Stock Incentive Plan” shall mean this Annex A, as amended from time to time.

“Non-Qualified Deferred Compensation Rules” shall mean the limitations or requirements of section 409A of the Code and the guidance and regulations promulgated thereunder.

“Non-Qualified Stock Option” or “NQO” shall mean an Option granted under Section 6(a) of the Non-Employee Stock Incentive Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an option entitling the holder to acquire Shares upon payment of the exercise price. Only Non-Qualified Stock Options may be granted under the Non-Employee Stock Incentive Plan.

“Other Stock-Based Award” shall mean an Award granted under Section 6(i) of the Non-Employee Stock Incentive Plan.

“Participant” shall mean any Consultant or Director who was granted an Award under the Non-Employee Stock Incentive Plan that remains outstanding.

“Performance Award” shall mean any right granted under Section 6(c) of the Non-Employee Stock Incentive Plan.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Personal Data” shall mean any personal information that could identify a Participant, including but not limited to, the Participant’s date of birth, home address, telephone number, e-mail address, National Insurance number (or equivalent), Awards under the Non-Employee Stock Incentive Plan or awards under any other employee share scheme operated by the Company.

“Phantom Shares” shall mean the right to receive Shares or cash equal to the Fair Market Value of such Shares, or any combination thereof, as determined by the Committee, at the end of a specified deferral period (which may or may not be coterminous with the Restricted Period of the Award), which is granted pursuant to Section 6(d) of the Non-Employee Stock Incentive Plan.

“Plan” shall mean the Venator Materials 2017 Stock Incentive Plan as assumed and adopted by the Company and amended from time to time.

“Qualified Member” shall mean a member of the Committee who is a “nonemployee director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Treasury regulation 1.162-27 under section 162(m) of the Code.

“Restricted Period” shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

“Restricted Stock” shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6(b) of the Non-Employee Stock Incentive Plan.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SAR” shall mean a stock appreciation right granted under Section 6(e) of the Non-Employee Stock Incentive Plan that entitles the holder to receive the excess of the Fair Market Value of a Share on the relevant date over the exercise price of such SAR, with the excess paid in cash and/or in Shares in the discretion of the Committee, subject to the limitation on cash payments in Section 4(d) hereof.

“SEC” shall mean the Securities and Exchange Commission, or any successor thereto.

“Shares” or “Ordinary Shares” shall mean the ordinary shares in the capital of the Company, $0.001 par value per share.

“Subsidiary” shall mean, except as where noted otherwise herein, any entity (whether a corporation, partnership, joint venture, limited liability company or other entity) in which the Company owns a majority of the voting power of the entity directly or indirectly, and any other entity in which the Company has an economic interest that is designated by the Committee as a Subsidiary for purposes of the Non-Employee Stock Incentive Plan, except in the case of Options or SARs that are intended to comply with Treasury regulation 1.409A-1(b)(5)(i), in which case the term Subsidiary shall mean an entity in a chain of entities in which each entity has a “controlling interest” in another entity in the chain, starting with the Company.

“Substitute Award” shall mean an Award granted pursuant to Section 6(h) of the Non-Employee Stock Incentive Plan.

“U.K. Participant” shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United Kingdom.

“U.S. Participant” shall mean a Participant the grant of an Award to whom or the exercise of an Award by whom is subject to taxation in the United States.

SECTION 3.    Administration.

(a)                                 General. The Non-Employee Stock Incentive Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.  Subject to the terms of the Non-Employee Stock Incentive Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Non-Employee Stock Incentive Plan, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Non-

Employee Stock Incentive Plan and any instrument or agreement relating to an Award made under the Non-Employee Stock Incentive Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Non-Employee Stock Incentive Plan; (viii) amend any Award under the Non-Employee Stock Incentive Plan as provided in Section 7(b) hereof; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Non-Employee Stock Incentive Plan.  Unless otherwise expressly provided in the Non-Employee Stock Incentive Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Non-Employee Stock Incentive Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company and any of its Affiliates and Subsidiaries, any Participant, any holder or beneficiary of any Award, any stockholder and any other Person.  The Committee may, subject to any applicable law, regulatory, securities exchange or other similar restrictions, delegate to one or more officers of the Company the authority to grant Awards to Consultants who are not, and whose family members are not, subject to section 16(b) of the Exchange Act (for this purpose “family members” include the brothers or sisters (whether by whole or half blood), spouse, ancestors, or lineal descendants of the Consultant, and any spouse of any of the foregoing).  The Committee may impose such limitations and restrictions, in addition to any required limitations or restrictions, as the Committee may determine in its sole discretion.  Any Award granted pursuant to such a delegation shall be subject to all of the provisions of the Non-Employee Stock Incentive Plan concerning such Award.

(b)                                 Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Non-Employee Stock Incentive Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates or Subsidiaries operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of the Company’s Affiliates or Subsidiaries shall be covered by the Non-Employee Stock Incentive Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Non-Employee Stock Incentive Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Non-Employee Stock Incentive Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a) below without the approval of the Company’s shareholders (to the extent required by applicable law and listing requirements); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange.  For purposes of the Non-Employee Stock Incentive Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

SECTION 4.    Shares Available for Awards.

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c) hereof, the number of Shares that may be issued with respect to Awards (including pursuant to the exercise of Incentive Stock Options under the Plan) under the Plan and the Non-Employee Stock Incentive Plan shall be 12,750,000 Ordinary Shares.  To the extent an Award has been or is settled with the delivery of Shares, such Shares shall not be available for issuance under future Awards under the Plan and the Non-Employee Stock Incentive Plan.  If an Award is surrendered, exchanged, forfeited, settled in cash or otherwise lapses, expires, terminates or is canceled without the actual delivery of Shares, including (i) Shares forfeited with respect to Restricted Stock that are not acquired into the Company’s treasury shares or are cancelled, (ii) Shares repurchased by the Company in accordance with Section 6(b) of the Plan at the same price paid by the Participant; or (iii) the number of Shares withheld or surrendered in payment of any exercise or purchase price of an Award or taxes relating to Awards, then the Shares covered by such Award, to the extent of such surrender, exchange, forfeiture, expiration, lapse, termination, cancellation or payment in cash, shall again be Shares that may be issued with respect to Awards granted under the Plan and the Non-Employee Stock Incentive Plan.

(b)                                 Sources of Shares Deliverable Under Awards.  Any Shares delivered pursuant to an Award may, to the extent permitted by the laws of England and Wales, consist in whole or in part of authorized and unissued Shares, or shares held by a trust or affiliated entity specifically set up to warehouse available Shares.

(c)                                  Anti-dilution Adjustments.  With respect to any “equity restructuring” event (such as a stock dividend, stock split, reverse stock split or similar event with respect to Shares) that could result in an additional compensation expense to the Company pursuant to the provisions of the Financial Accounting Standards Board, Accounting Standards Codification, Topic 718—Stock Compensation, as the same may be amended or superseded from time to time (“ASC Topic 718”), if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Shares (or other securities or property) covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such restructuring event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards in such manner as it deems appropriate with respect to such other event.  In the event the Committee makes any adjustment pursuant to the foregoing provisions of this Section 4(c), the Committee shall make a corresponding and proportionate adjustment to the maximum number and the type of Shares (or other securities or property) with respect to which Awards may be granted under the Plan and the Non-Employee Stock Incentive Plan after such event as provided in Section 4(a) hereof and the individual participant annual grant limits with respect to Awards (other than dollar-denominated Awards) as provided in Section 4(d) hereof.  Any such adjustments pursuant to this Section 4(c) shall be evidenced by written addendums to the Non-Employee Stock Incentive Plan and Award Agreements prepared by the Company.

SECTION 5.    Eligibility.

Any Consultant or Director shall be eligible to be designated a Participant by the Committee. Awards may also be granted under an Annex or sub-plan to the Non-Employee Stock Incentive Plan.

SECTION 6.    Awards.

(a)                                 Options.  Subject to the provisions of the Non-Employee Stock Incentive Plan, the Committee shall have the authority to determine Consultants and Directors to whom Options shall be granted, the number of Shares to be covered by each Option, the exercise price therefor and the conditions and limitations applicable to the exercise of the Option, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Non-Employee Stock Incentive Plan.

(i)                                     Exercise Price.  The exercise price per Share purchasable under an Option shall be determined by the Committee at the time the Option is granted; provided, however, that except with respect to a Substitute Award, the exercise price shall not be less than the Fair Market Value per Share on the effective date of such grant, and provided, further, however, that the exercise price of any Option, including a Substitute Award, shall not be lower than the par value per Share on the effective date of such grant.

(ii)                                  Time and Method of Exercise.  The Committee shall determine and provide in the Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, check acceptable to the Company, Shares already-owned by the Participant, a “cashless-broker” exercise (through procedures approved by the Company), other securities or other property, a note (to the extent permitted by applicable law), a withholding or “netting” of Shares from the Option if it is not an Incentive Stock Option, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.  An Option may not be exercised on or after the earliest of the following to take place:

(A)                               the date falling 10 years following grant;

(B)                               the expiry of the period of six months following a Change of Control falling within paragraphs c(i) or (ii) of its definition; and

(C)                               the expiry of the period during which any Person (or groups of Persons acting in concert) is bound or entitled under Sections 979 to 982 or Sections 983 to 985 of the Companies Act 2006 (or similar law of another jurisdiction) to acquire shares of the same class as the Ordinary Shares.

(iii)                               Forfeiture.  Unless otherwise specified in the applicable Award Agreement, upon a Participant’s termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant’s Options as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant’s Options as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such Options which remain unexercised shall be forfeited. However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant’s Options.

(b)                                 Restricted Stock.  The Committee shall have the authority to grant Awards of Restricted Stock to Consultants and Directors upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Non-Employee Stock Incentive Plan.

(i)                                     Terms and Conditions.  Each Restricted Stock Award shall be subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant, which conditions may lapse separately or in combination at such times, under such circumstances, in such installments or otherwise, as the Committee may determine. During the Restricted Period, the Participant shall have such rights of ownership in or with respect to the Restricted Stock as set forth in the Award Agreement, subject to Section 6(b)(ii) below concerning dividends.

(ii)                                  Dividends.  Unless otherwise specified in the applicable Award Agreement, dividends and distributions made with respect to a share of Restricted Stock shall be held by the Company in a bookkeeping account for the Participant (credited either as cash (without interest) or as Phantom Shares), which account shall be subject to the same vesting and forfeiture restrictions as the share of Restricted Stock with respect to which such dividends and distributions are made.

(iii)                               Registration.  Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of Restricted Stock granted under the Non-Employee Stock Incentive Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)                              Forfeiture.  Unless otherwise specified in the applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during an applicable Restricted Period, all Restricted Stock subject to such Restricted Period shall (at the direction of the Company) be transferred by the Participant to the Company (in the case only where no price was paid by the Participant for such Restricted Stock) or to a person nominated by the Company at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount as may be specified in the applicable Award Agreement. Notwithstanding the foregoing, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant’s Restricted

Stock if such termination of service is (x) due to the Participant’s death, disability, or retirement, or (y) an involuntary termination by the Company or Subsidiary other than for “cause,” or a termination by the Participant for a “good reason,” as such terms are defined in the Award Agreement or an employment or severance agreement with (or a plan of) the Company or a Subsidiary, (the foregoing collectively being a “Permitted Waiver Event”).

(v)                                 Transfer Restrictions.  During the Restricted Period, Restricted Stock will be subject to such limitations on transfer as necessary to comply with section 83 of the Code if section 83 is applicable to such award and the Participant is a U.S. Participant.

(c)                                  Performance Awards.  The Committee shall have the authority to determine the Consultants and Directors who shall receive a Performance Award, pursuant to which the right of such individual to receive a grant, or to exercise or receive settlement, of any Award available under this Non-Employee Stock Incentive Plan, and the timing thereof, may be subject to performance objectives as specified by the Committee.  In addition, a Performance Award may be denominated as a cash amount at the time of grant and confer on the Participant the right to receive payment upon the achievement of such performance objectives during such Restricted Periods as the Committee shall establish with respect to the Award.

(i)                                     Terms and Conditions.  Subject to the terms of the Non-Employee Stock Incentive Plan (including, without limitation, Section 6(j)(vi) of the Non-Employee Stock Incentive Plan) and any applicable Award Agreement, the Committee shall determine the performance objectives to be achieved during the applicable Restricted Period, the length of the Restricted Period, the number of Shares or the amount of cash subject to any Performance Award and the amount of any payment to be made upon achievement of the performance objectives applicable to any Performance Award.

(ii)                                  Payment of Performance Awards.  Performance Awards are earned as of the date the Committee determines the applicable performance objectives have been satisfied.  Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments promptly as of or following the date the Committee determines the applicable performance objectives have been satisfied, in accordance with procedures established by the Committee with respect to such Award.  The Committee may exercise its discretion to reduce or increase the amounts payable under any Performance Awards.

(iii)                               Forfeiture.  Unless otherwise specified in the applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during the applicable Restricted Period, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all Performance Awards shall be forfeited by the Participant.  However, the Committee may, when it finds that a waiver upon a Permitted Waiver Event would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant’s Performance Award.

(d)                                 Phantom Shares.  The Committee shall have the authority to grant Awards of Phantom Shares to Consultants and Directors upon such terms and conditions as the Committee may determine, including any provision that is required by Section 6(j)(vi) of this Non-Employee Stock Incentive Plan.

(i)                                     Terms and Conditions.  Each Phantom Share Award shall constitute an agreement by the Company to issue a specified number of Shares or pay an amount of cash equal to the Fair Market Value of a specified number of Shares, or a combination thereof, to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant.  The Participant shall not have any rights of ownership in or with respect to the Phantom Shares. Phantom Shares shall be earned upon the lapse of the Restricted Period and shall be settled upon expiration of a specified deferral period (which may or may not be coterminous with the Restricted Period).  The Committee shall cause the corresponding number of Shares to be issued or transferred, or shall cause the corresponding amount to be paid promptly thereafter. The Company may also grant Phantom Share Awards in the form of “restricted stock unit” awards.

(ii)                                  Dividend Equivalents.  Unless otherwise specified in the applicable Award Agreement, with respect to a Phantom Share, the economic equivalent of all dividends and other distributions paid on a Share during the Restricted Period shall be credited by the Company in a cash bookkeeping account (without interest) or in additional Phantom Shares, which account shall be subject to the same vesting and forfeiture restrictions as the related Phantom Share.

(iii)                               Forfeiture.  Unless otherwise provided in an applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries during the applicable Restricted Period, all Phantom Shares subject to such Restricted Period shall be forfeited by the Participant.  Notwithstanding the foregoing, the Committee may, when it finds that a waiver upon a Permitted Waiver Event would be in the best interests of the Company, waive in whole or in part any or all remaining forfeiture and other restrictions with respect to such Participant’s Phantom Shares.

(e)                                  SARs.  The Committee shall have the authority to determine the Consultants and Directors to whom SARs shall be granted, the number of SARs to be granted, the exercise price and the conditions and limitations applicable to the exercise of the SAR, including the applicable Restricted Period and/or performance objectives, if any, and the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Non-Employee Stock Incentive Plan (including Section 6(j)(vi) of the Non-Employee Stock Incentive Plan).  SARs may be granted in tandem with or separately from an Option.

(i)                                     Exercise Price.  The exercise price per SAR shall be determined by the Committee at the time the SAR is granted, but, except with respect to a Substitute Award, shall not be less than the Fair Market Value per Share on the effective date of such grant.

(ii)                                  Time of Exercise.  The Committee shall determine and provide in the Award Agreement the time or times at which an SAR may be exercised in whole or in part.  The maximum term for an SAR shall be 10 years.

(iii)                               Method of Payment.  Unless provided in the Award Agreement, the Committee shall determine, in its discretion, whether the SAR shall be paid in cash, shares of Ordinary Shares or a combination thereof.

(iv)                              Forfeiture.  Unless otherwise provided in an applicable Award Agreement with respect to a Permitted Waiver Event, upon a Participant’s termination of service with the Company and its Subsidiaries, whether voluntary or involuntary (and including without limitation termination on account of death, disability, or retirement), all such Participant’s SARs as to which the Restricted Period has not elapsed as of the date of termination shall be forfeited, and all such Participant’s SARs as to which the Restricted Period has elapsed as of the date of termination shall remain exercisable for the period of time set forth in the Award Agreement, after which time any such SARs which remain unexercised shall be forfeited.  However, the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to a Participant’s SARs.

(f)                                   Bonus Stock.  The Committee is authorized to grant Ordinary Shares as a bonus, or to grant Ordinary Shares or other Awards in lieu of obligations to pay cash or deliver other property under this Non-Employee Stock Incentive Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Bonus Stock or other Awards are exempt from liability under section 16(b) of the Exchange Act.  Bonus Stock or other Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee, including Section 6(j)(vi) of the Non-Employee Stock Incentive Plan.  In the case of any grant of Ordinary Shares to an officer of the Company or any of its Subsidiaries in lieu of salary or other cash compensation, the number of shares granted in place of such compensation shall be reasonable, as determined by the Committee.

(g)                                  Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to Consultants and Directors entitling the Participant to receive cash, Ordinary Shares, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Ordinary Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Ordinary Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

(h)                                 Substitute Awards.  Awards may be granted under the Non-Employee Stock Incentive Plan in substitution of similar awards held by individuals who become Consultants and Directors as a result of a merger, consolidation or acquisition by the Company or a Subsidiary of another entity or the assets of another entity.  Such Substitute Awards, if an Option or SAR, may have an exercise price less than the Fair Market Value of a Share on the date of such substitution, to the extent necessary to preserve the value of the award, and will become exercisable upon the lapse of the Restricted Period.  Such Substitute Awards, if Restricted Stock or Phantom Shares, shall be earned by the Participant, and promptly issued, transferred, or paid, upon the lapse of the Restricted Period or other specified deferral period.

(i)                                     Other Stock-Based Award.  The Committee may also grant to Consultants and Directors an Other Stock-Based Award, which shall consist of a right which is an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares as is deemed by the Committee to be consistent with the purposes of the Non-Employee Stock Incentive Plan, which may include convertible or exchangeable debt securities, other rights convertible or exchangeable into Ordinary Shares, purchase rights for Ordinary Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Ordinary Shares or the value of securities of or the performance of specified Subsidiaries of the Company.  Subject to the terms of the Non-Employee Stock Incentive Plan, the Committee shall determine the terms and conditions, including any vesting terms and/or performance objectives, of any such Other Stock-Based Award.  Cash awards, as an element of or supplemental to any other Award under this Non-Employee Stock Incentive Plan, may also be granted pursuant to this Section 6(i).

(j)                                    General.

(i)                                     Award Agreements.  An Award Agreement may be delivered to each Participant to whom an Award is granted.  The terms of the Award Agreement shall be as determined by the Committee, so long as they are consistent with the Non-Employee Stock Incentive Plan.

(ii)                                  Awards May Be Granted Separately or Together.  Subject to Section 7(a) hereof, Awards may, in the discretion of the Committee, be granted either alone or in addition to, or in tandem with, or in substitution or exchange for, any other Award granted under the Non-Employee Stock Incentive Plan or any award granted under any other plan of the Company or any Subsidiary.  Such additional, tandem and substitute or exchanged Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.

(iii)                               Limits on Transfer of Awards.

(A)                               Except as provided in paragraph (C) below, each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant’s lifetime, or if permissible under applicable law, by the Participant’s guardian or legal representative as determined by the Committee.

(B)                               Except as provided in paragraph (C) below or in a qualified domestic relations order, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant in any manner (whether for value or other consideration) other than by will or by the laws of descent and distribution, and any such purported prohibited assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary.

(C)                               To the extent specifically approved in writing by the Committee, an Award may be transferred to immediate family members or related family trusts, limited partnerships or similar family entities on such terms and conditions as the Committee may establish or approve.

(iv)                              Terms of Awards, Minimum Vesting.  The term of each Award shall be for such period as may be determined by the Committee, provided the term of an Option and SAR shall be limited as provided in Sections 6(a)(ii) hereof and (iii) and Section 6(e)(ii) hereof, respectively.  The minimum vesting or forfeiture restriction period with respect to Awards that are Options, SARs or other Awards for which a Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Stock determined as of the date of grant shall be one year, subject to the Committee’s authority pursuant to Sections 6(a)(iv), 6(b)(iv), 6(c)(iv), 6(d)(iii), 6(e)(iv), 6(j)(x), and 7 of the Non-Employee Stock Incentive Plan in the event of a Participant’s termination of employment or service or upon the occurrence of certain events; provided, that the foregoing one-year minimum vesting or forfeiture restriction period shall not apply to the grant of any such Awards with respect to an aggregate number of Shares that does not exceed 5% of the total share pool specified in Section 4(a)(1) hereof.

(v)                                 Share Certificates.  All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Non-Employee Stock Incentive Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Non-Employee Stock Incentive Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(vi)                              Consideration for Awards.  Awards may be granted for no cash consideration or for such consideration as the Committee determines, including, without limitation, such minimal cash consideration as may be required by applicable law or regulation. In the event that the Committee determines that an applicable law or regulation requires a Participant to provide consideration to the Company in connection with the grant, vesting or settlement of an Award, the Award Agreement shall set forth the terms and conditions of such consideration required of the Participant, which shall not be greater than the par value per Share underlying the Award. Such consideration shall be paid by the Participant in cash, or the Company may deduct the applicable amount from other cash compensation owed to the Participant.

(vii)                           Delivery of Shares or other Securities and Payment by Participant of Consideration.  No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Non-Employee Stock Incentive Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.  Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Non-Employee Stock Incentive Plan or the applicable Award Agreement to the Company.

(viii)                        Performance Criteria. The Committee shall establish performance goals applicable to Awards based upon one or more of the following performance criteria: (A) earnings per share; (B) revenues; (C) cash flow; (D) cash flow returns; (E) free cash flow; (F) operating cash flow; (G) net cash flow; (H) working capital; (I) return on net assets; (J) return on assets; (K) return on investment; (L) return on capital; (M) return on equity; (N) economic value added; (O) gross margin; (P) contribution margin; (Q) operating margin; (R) net income; (S) pretax earnings; (T) pretax earnings before interest, depreciation and amortization (“EBITDA”); (U) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items; (V) operating income; (W) total stockholder return; (X) Share price; (Y) book value; (Z) enterprise value; (AA) debt reduction; (BB) costs or expenses; (CC) objective safety measures (including recordable incident rates and lost time incident rates); (DD) objective environmental measures (including gas releases); (EE) sales; (FF) market share; (GG) objective productivity measures; (HH) revenue or earnings per employee; (II) objective measures related to implementation or completion of significant projects or processes; (JJ) significant and objective strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures and similar transactions, and budget comparisons; and (KK) significant and objective individual criteria, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long-term business goals, formation of joint ventures, research or development collaborations, and the completion of other corporation transactions.  Such goals (other than stock price and earnings per share) may be expressed in terms of the Company, a Subsidiary, a parent, department, division, business unit, or product, as determined by the Committee, and may be absolute, relative to one or more other companies, or relative to one or more indexes.  A performance goal need not be based upon an increase or positive result under a business criterion and may, for example, be based upon limiting economic losses or maintaining the status quo.  Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee, in its sole discretion, at the time of grant.  The Committee (A) shall appropriately adjust any evaluation of performance under a performance goal to eliminate the effects of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or related to the disposal of a segment of a business or related to a change in accounting principle, all as determined in accordance with applicable accounting provisions, as well as the cumulative effect of accounting changes, in each case as determined in accordance with generally accepted accounting principles or identified in the Company’s financial statements or notes to the financial statements; and (B) may appropriately adjust any evaluation of performance under a performance goal to exclude any of the following that occurs during the applicable performance period: (1) asset write-downs, (2) litigation, claims, judgments or settlements, (3) the effect of changes in tax law or other such laws or provisions affecting reported results, (4) accruals for reorganization and restructuring programs, or (5) accruals of any amounts for payment under this Non-Employee Stock Incentive Plan or any other compensation arrangement maintained by the Company.

(ix)                              Change of Control.  Unless otherwise provided for in an Award Agreement and subject to Section 6(j)(x) below, upon a Change of Control, all then-outstanding Awards shall vest in accordance with Section 6(j)(ix)(A) below, except to the extent that another Award meeting the requirements of Section 6(j)(ix)(B) hereof (a “Replacement Award”) is provided to the Participant to replace such Award (the “Replaced Award”).

(A)                               Change of Control Vesting.  Upon a Change of Control, a Participant’s then-outstanding Awards that are not vested and (1) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (2) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (a) actual performance against the stated performance objectives as of the date of the Change of Control or (b) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

(B)                               Replacement Awards.  An Award shall meet the conditions of this Section 6(j)(ix)(B) (and hence qualify as a Replacement Award) if: (1) it is of the same type as the Replaced Award (or, it is of a different type than the Replaced Award, provided that the Committee, as constituted immediately prior to the Change of Control, finds such type acceptable); (2) it has an intrinsic value at least equal to the value of the Replaced Award; (3) it relates to publicly traded equity securities of the Company or its successor in the Change of Control or another entity that is affiliated with the Company or its successor following the Change of Control; (4) its terms and conditions comply with the terms of this Section 6(j)(ix)(B) set forth below; and (5) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control). Without limiting the generality of the foregoing, the

Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 6(j)(ix)(B) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion. Without limiting the generality of the foregoing, the Committee may determine the value of Awards and Replacement Awards that are stock options or stock appreciation rights by reference to either their intrinsic value or their fair value. Upon an involuntary termination of service of a Participant occurring at any time following the Change of Control, other than for cause, all Replacement Awards held by the Participant (a) as to which vesting depends solely on the satisfaction of a service obligation by the Participant to the Company or any Subsidiary shall become fully vested; or (b) as to which vesting depends upon the satisfaction of one or more performance objectives shall immediately vest and all performance objectives shall be calculated based on either, as determined by the Committee in its sole discretion, (i) actual performance against the stated performance objectives as of the date of the Change of Control or (ii) deemed target performance pro-rated based on the number of days elapsed in the applicable performance period until the date of the Change of Control.

(x)                                 Unusual Transactions or Events.  In the event of any distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, reorganization, merger, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other corporate transaction or event or any unusual or nonrecurring transactions or events (including without limitation a Change of Control) affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, and whenever the Committee determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Non-Employee Stock Incentive Plan or with respect to any Award under the Non-Employee Stock Incentive Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, may take any one or more of the following actions:

(A)                               To provide for either (i) the termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (ii) the replacement of such Award with other rights or property of substantially equivalent value selected by the Committee in its sole discretion;

(B)                               To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(C)                               To make adjustments in the number and type of shares of Ordinary Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future, provided that, with respect to outstanding Awards such adjustments shall result in substantially equivalent value to the affected Participants; and

(D)                               To provide that such Award shall be exercisable (within such period of time as the Committee may specify, for example, but not by way of limitation, in connection with a Change of Control, the Committee may specify that unexercised, vested Options or SARs terminate upon consummation of the Change of Control), or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Non-Employee Stock Incentive Plan or the applicable Award Agreement.

Notwithstanding the foregoing, with respect to an above event that is an “equity restructuring” event that would be subject to a compensation expense pursuant ASC Topic 718, the provisions in Section 4(c) hereof shall control to the extent they are in conflict with the discretionary provisions of this Section 6(j)(x).

SECTION 7.    Amendment and Termination.

Except to the extent prohibited by applicable law:

(a)                                 Amendments to the Non-Employee Stock Incentive Plan.  The Board or the Committee may amend, alter, suspend, discontinue, or terminate the Non-Employee Stock Incentive Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person (but stockholder approval will be required to the extent required by applicable law or listing requirements); provided, however, notwithstanding any other provision of the Non-Employee Stock Incentive Plan or any Award Agreement, without the approval of the stockholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would (i) increase the total number of Shares that may be issued under Awards granted under the Non-Employee Stock Incentive Plan, except as provided in Sections 4(c) and 6(j)(x) of the Non-Employee Stock Incentive Plan, (ii) increase the class of individuals eligible to receive Awards under the Non-Employee Stock Incentive Plan or (iii) materially increase the benefits available under the Non-Employee Stock Incentive Plan.  In addition, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) and except as provided in Section 6(j)(x) of this Non-Employee Stock Incentive Plan, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or

SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.  Notwithstanding the foregoing, without the consent of an affected Participant, no Board or Committee action pursuant to this Section 7(a) may materially or adversely affect the rights of such Participant under any previously granted and outstanding Award.

(b)                                 Amendments to Awards.  Subject to Section 7(a) hereof and any express restrictions in the Non-Employee Stock Incentive Plan concerning the acceleration of the vesting of Awards, the Committee may accelerate or waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that, subject to Section 7(c) below, no change in any Award shall materially adversely affect the rights of a Participant under the Award without the consent of such Participant.  Notwithstanding the foregoing, and subject to Section 7(c) below, no acceleration of the terms of payment of any Award that provides for a deferral of compensation under the Non-Qualified Deferred Compensation Rules shall be authorized if such acceleration would subject a Participant to additional taxes under the Non-Qualified Deferred Compensation Rules.

(c)                                  Amendments to Preserve or Achieve Tax Treatment and Comply with Law.  Notwithstanding Section 7(b) hereof, the Board or the Committee may amend or alter any terms of any outstanding Award as it deems advisable in order to preserve or achieve its intended tax treatment or to comply with applicable law, provided that such amendments or alterations shall result in substantially equivalent value to the affected Participants.

(d)                                 Substantially Equivalent Value.  With respect to amendments, alterations, or adjustments of any Award, “substantially equivalent value” may be determined without consideration of any tax consequences of the amendment, alteration, or adjustment.

SECTION 8.    General Provisions.

(a)                                 No rights to Awards.  No Participant or other Person shall have any claim to be granted any Award, there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards and the terms and conditions of Awards need not be the same with respect to each recipient.

(b)                                 Tax Matters.

(i)                                     To the extent permitted by applicable law, the Committee may upon grant of an Award specify that a U.K. Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into an agreement with the Company or any of its Affiliates, as applicable, to allow the Company or any of its Affiliates, as applicable, to recover any applicable Class 1 (secondary) employer’s National Insurance contributions liability relating to the exercise or vesting of the Award or to enter into a joint election with the Company or any of its Affiliates, as applicable, that such National Insurance contributions liability shall be borne by the Participant.

(ii)                                  The Committee may upon grant of an Award direct that a Participant will be required as a condition of exercise or vesting at or before the time of exercise or vesting of the Award to enter into such tax elections, in such manner and in such time periods, as the Company or relevant Subsidiary may reasonably require.

(iii)                               Notwithstanding any provision of the Non-Employee Stock Incentive Plan, each Participant is solely responsible and liable for the satisfaction of all taxes and penalties of any kind and with respect to any tax jurisdiction that may be imposed on or for the account of such Participant in connection with the Non-Employee Stock Incentive Plan.

(c)                                  No Right to Continued Services or Retention.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the service of the Company or any Subsidiary or under any other service contract with the Company or any Subsidiary, or to remain on the Board.  Further, the Company or a Subsidiary may at any time dismiss a Participant from service or terminate any contractual agreement or relationship with any Consultant, free from any liability or any claim under the Non-Employee Stock Incentive Plan, unless otherwise expressly provided in the Non-Employee Stock Incentive Plan, in any Award Agreement or any other agreement or contract between the Company or a Subsidiary and the affected Participant.  If a Participant’s service recipient ceases to be a Subsidiary, such Participant’s Award or Awards shall continue in full force and effect as if the Participant’s service recipient were still a Subsidiary, unless and until the Committee, within its discretion, adjusts the Participant’s Award or Awards in any of the manners described in Section 6(j)(x)(A) through (D) hereof.

(d)                                 Governing Law.  The validity, construction, and effect of the Non-Employee Stock Incentive Plan and any rules and regulations relating to the Non-Employee Stock Incentive Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law, without application of the conflicts of law principles thereof.

(e)                                  Severability.  If any provision of the Non-Employee Stock Incentive Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Non-Employee Stock Incentive Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Non-Employee Stock Incentive Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Non-Employee Stock Incentive Plan and any such Award shall remain in full force and effect.  If such amendment or striking of such provision adversely affects the value of the Award, the Committee shall cause appropriate action to be taken to provide the affected Participant with substantially equivalent value to the Award in question.

(f)                                   Other Laws.  The Committee may refuse to issue or transfer any Shares or other consideration under an Award, permit the exercise of an Award and/or the satisfaction of its tax withholding obligation in the manner elected by the Participant, holder or beneficiary if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration, the manner of exercise or satisfaction of the tax withholding obligation might violate any applicable law or regulation, including without limitation, the Sarbanes-Oxley Act, or entitle the Company to recover the same under section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded or refused, as the case may be, to the relevant Participant, holder or beneficiary.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant) and, if any provision of this Non-Employee Stock Incentive Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under section 16(b) of the Exchange Act.

(g)                                  No Trust or Fund Created.  Neither the Non-Employee Stock Incentive Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Subsidiary. This Non-Employee Stock Incentive Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(h)                                 Section 409A.  With respect to any Award that is subject to section 409A of the Code, notwithstanding anything in the Non-Employee Stock Incentive Plan or the Award Agreement to the contrary such Award shall be construed as necessary to comply with the Non-Qualified Deferred Compensation Rules, including, but not limited to, (i) compensation under such Award may not be distributed earlier than as permitted in section 409A(2) of the Code, (2) the time or schedule of payment of such Award may not be accelerated except as provided in the Treasury regulations under section 409A, and (3) no compensation under such Award may be deferred at the Participant’s election or by the Company except as permitted by Code section 409A. Notwithstanding the preceding sentence or any provision in the Non-Employee Stock Incentive Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Non-Qualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (A) the date of the Participant’s death, or (B) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date.  Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date.

(i)                                     No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Non-Employee Stock Incentive Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(j)                                    Headings.  Headings are given to the Section and subsections of the Non-Employee Stock Incentive Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Non-Employee Stock Incentive Plan or any provision thereof.

(k)                                 Undertakings of Certain Subsidiaries.  The Subsidiaries who otherwise agree to the terms of the Non-Employee Stock Incentive Plan shall, upon request of the Company, fund the cash portion of any Award for a Participant who is an Employee or Consultant of such Subsidiary.

(l)                                     Clawback.  This Non-Employee Stock Incentive Plan is subject to any written clawback policies the Company, with the approval of the Board, may adopt.  Any such policy may subject a Participant’s rights and benefits under this Non-Employee Stock Incentive Plan to reduction, cancellation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy, adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act and rules promulgated thereunder by the SEC, and that the Company determines should apply to this Non-Employee Stock Incentive Plan.

(m)                             Establishment of Sub-Plans.  The Committee may from time to time establish one or more sub-plans under the Non-Employee Stock Incentive Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Committee will establish such sub-plans by adopting supplements or appendices to the Non-Employee Stock Incentive Plan setting forth (i) such limitations on the Committee’s discretion under the Non-Employee Stock Incentive Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Non-Employee Stock Incentive Plan as it deems necessary or desirable. All such supplements or appendices so established will be deemed to be part of the Non-Employee Stock Incentive Plan, but each supplement or appendix will apply only to Participants within the affected jurisdiction (as determined by the Committee).

SECTION 9.    Data Protection.

(a)                                 The Company and the Committee may process certain Personal Data (whether provided in any documents that the Participant completes in order to participate in the Plan or sourced from the Participant’s employment with the Company or any Subsidiaries) about Participants in connection with the Plan.  For the purpose of this Section 9, references to the “Company” shall include any Subsidiary and/or Company Affiliate that employs the Participant from time to time).  This Section 9 sets out:

(i)                                     the Personal Data that the Company and the Committee will hold; and

(ii)                                  the purposes for which the Company and the Committee will hold and use that Personal Data.

(b)                                 A Participant shall be required to disclose Personal Data in order to receive an Award.  Disclosure may occur pursuant to an Award Agreement or in connection with the administrative processes used by the Company in order to populate the Award Agreement and administer the Award.  If a Participant does not disclose the Personal Data which is required by the Company or the Committee in order to comply with the Plan, the Company and the Committee may not be able to grant an Award to the Participant.

(c)                                  The Company and the Committee may collect, use and process Personal Data about a Participant in order to administer or otherwise give effect to the Plan including for the following purposes:

(i)                                     to correspond with the Participant and discuss the Plan with the Participant;

(ii)                                  to carry out the Participant’s obligations arising from any contracts entered into between the Participant, the Committee and/or the Company;

(iii)                               holding, administering and maintaining Participant records, including, but not limited to, details of the Participant’s Awards;

(iv)                              to support and assist any third parties with whom the Committee or the Company may share the Personal Data of Participants to manage and administer the Plan;

(v)                                 to manage and administer the relationship between the Participant and the Committee and the Company;

(vi)                              to comply with legal obligations of the Company and the Committee and to comply with instructions the Company and the Committee may receive from any regulatory bodies or tax authorities;

(vii)                           to provide information to the Company, the Committee, trustees of any employee benefit trust, registrars, brokers or any administrators of the Plan; and

(viii)                        to provide information to bona fide prospective purchasers or merger partners of the Company (including advisers to such prospective purchasers or merger partners), or the business in which the Participant works.

(d)                                 The Company and the Committee may, in order to administer or otherwise give effect to the Plan, from time to time share the Personal Data of Participants with:

(i)                                     any Company Affiliate or any Subsidiary of the Company that does not employ the Participant;

(ii)                                  advisers, brokers or registrars engaged by the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant; and/or

(iii)                               any third parties that provide services to the Company, the Committee, and any Company Affiliate and/or any Subsidiary of the Company that does not employ the Participant.

(e)                                  The Company and the Committee will process the Personal Data of Participants in order to:

(i)                                     pursue their legitimate interests of administering, or otherwise giving effect to, the Plan; and/or

(ii)                                  fulfill their respective obligations as necessary for the performance of a contract with the Participant (or another Person), or in preparation of entering into a contract with the Participant (or another Person).

(f)                                   The Committee will not retain any Personal Data of Participants relating to the Plan.  Any Personal Data of Participants relating to the Plan will be stored by the Company until termination of the Plan.

(g)                                  Where the Company and/or the Committee share with, or transfer to, any person the Personal Data of Participants and that person is located outside the European Economic Area, the Company and/or the Committee will ensure that there are in place adequate safeguards for such information, including, entering into model contract clauses which have been approved by the European Commission.  Copies of such agreements can be obtained by request from Nina Nandelstaedt at the Company.

(h)                                 The privacy compliance manager for the Company (and contact details) are: Nina Nandelstaedt (email: Nina_Nandelstaedt@venatorcorp.com; telephone: +49 20 6622 2206).

(i)                                     Participants have a number of rights in respect of the use by the Company and the Committee of their Personal Data.  These include:

(i)                                     the right to object to direct marketing;

(ii)                                  the right (subject to certain exclusions) to receive a copy of Personal Data held by the Committee and the Company; and

(iii)                               from 25 May 2018, the following rights:

(A)                               the right to be forgotten;

(B)                               the right to restrict the use of his/her Personal Data by the Company and the Committee;

(C)                               the right to object to the way his/her Personal Data is used; and

(D)                               the right to object to profiling and automated decision making.

Participants who would like any further information about their rights or how to exercise them, should contact Nina Nandelstaedt.

(j)                                    Participants who are unhappy about the use of Personal Data by the Company or the Committee may make a complaint to the Information Commissioner.  Further information can be found at https://ico.org.uk.

SECTION 10.    Effective Date of Plan.

This Non-Employee Stock Incentive Plan shall become effective as of the Effective Date, subject to approval by the stockholders of the Company as necessary pursuant to applicable laws.

SECTION 11.    Term of the Non-Employee Stock Incentive Plan.

No Award shall be granted under this Non-Employee Stock Incentive Plan prior to the date this Non-Employee Stock Incentive Plan is approved by the stockholders of the Company.  If so approved, the Non-Employee Stock Incentive Plan shall continue until the earliest of (i) August 1, 2027, (ii) the date the Board terminates the Non-Employee Stock Incentive Plan, and (iii) the date Shares are no longer available for Awards under the Plan.  However, unless otherwise expressly provided in the Plan, Non-Employee Stock Incentive Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.